UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/29/2013

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS November 29, 2013* / Unaudited

	Shares	Value
Common Stocks—32.5%
Consumer Discretionary—4.1%
Hotels, Restaurants & Leisure—1.2%
McDonald’s Corp.	250,000	$ 24,342,500
Media—2.2%
Cinemark Holdings, Inc.	591,430	19,511,276
Comcast Corp., Cl. A	486,500	24,261,755
		43,773,031
Multiline Retail—0.7%
Macy’s, Inc.	271,800	14,476,068
Consumer Staples—2.8%
Beverages—1.4%
Coca-Cola Co. (The)	673,000	27,047,870
Tobacco—1.4%
Philip Morris International, Inc.	312,000	26,688,480
Energy—4.1%
Energy Equipment & Services—0.6%
Baker Hughes, Inc.	111,300	6,339,648
Schlumberger Ltd.	63,000	5,570,460
		11,910,108
Oil, Gas & Consumable Fuels—3.5%
Apache Corp.	24,000	2,195,760
Chevron Corp.	146,100	17,888,484
Enbridge Energy Management LLC[1]	1	3
EOG Resources, Inc.	55,000	9,075,000
Exxon Mobil Corp.	137,000	12,806,760
HollyFrontier Corp.	118,556	5,688,317
Kinder Morgan, Inc.	97,000	3,447,380
Kinder Morgan Management LLC[1]	1	28
Noble Energy, Inc.	43,000	3,020,320
Royal Dutch Shell plc, Cl. B, ADR	100,000	6,994,000
Royal Dutch Shell plc, Cl. B	175,953	6,161,884
		67,277,936
Financials—5.5%
Commercial Banks—1.1%
Bond Street Holdings, Inc., Cl. A1,2	285,000	4,275,000
Bond Street Holdings, Inc., Cl. B1,2	90,000	1,260,000
M&T Bank Corp.	136,000	15,688,960
		21,223,960
Diversified Financial Services—0.9%
Citigroup, Inc.	230,000	12,171,600
JPMorgan Chase & Co.	91,000	5,207,020
		17,378,620
Insurance—0.7%
ACE Ltd.	141,000	14,491,980
Real Estate Investment Trusts (REITs)—2.8%
American Assets Trust, Inc.	205,000	6,393,950
Blackstone Mortgage Trust, Inc., Cl. A	175,000	4,522,000
Macerich Co. (The)	100,000	5,694,000
Starwood Property Trust, Inc.	1,355,130	37,767,473
		54,377,423

1      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care—3.8%
Health Care Equipment & Supplies—0.3%
Baxter International, Inc.	35,000	$2,395,750
Covidien plc	45,000	3,071,700
		5,467,450
Health Care Providers & Services—0.9%
HCA Holdings, Inc.	61,550	2,857,151
UnitedHealth Group, Inc.	185,000	13,778,800
Universal Health Services, Inc., Cl. B	31,000	2,555,330
		19,191,281
Pharmaceuticals—2.6%
Actavis plc[1]	85,800	13,991,406
Merck & Co., Inc.	394,000	19,633,020
Novartis AG, ADR	143,000	11,314,160
Roche Holding AG	19,500	5,423,905
		50,362,491
Industrials—4.1%
Aerospace & Defense—2.1%
Honeywell International, Inc.	327,000	28,942,770
Northrop Grumman Corp.	100,000	11,268,000
		40,210,770
Construction & Engineering—0.6%
Quanta Services, Inc.[1]	405,000	11,992,050
Electrical Equipment—0.1%
Hubbell, Inc., Cl. B	9,500	1,025,145
Trading Companies & Distributors—1.3%
AerCap Holdings NV1	750,000	15,772,500
WESCO International, Inc.[1]	101,956	8,766,177
		24,538,677
Information Technology—3.0%
Communications Equipment—1.2%
Cisco Systems, Inc.	315,222	6,698,467
QUALCOMM, Inc.	168,300	12,383,514
Telefonaktiebolaget LM Ericsson, Cl. B	390,000	4,877,077
		23,959,058
Computers & Peripherals—1.1%
Apple, Inc.	36,879	20,507,305
IT Services—0.4%
Accenture plc, Cl. A	100,000	7,747,000
Semiconductors & Semiconductor Equipment—0.3%
Xilinx, Inc.	145,000	6,442,350
Materials—1.7%
Chemicals—1.7%
Celanese Corp., Series A	314,000	17,624,820
LyondellBasell Industries NV, Cl. A	192,900	14,888,022
		32,512,842
Telecommunication Services—1.8%
Diversified Telecommunication Services—1.8%
AT&T, Inc.	192,750	6,786,727
BCE, Inc.	448,000	19,797,120

2      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.	203,500	$10,097,670
		36,681,517
Utilities—1.6%
Electric Utilities—0.9%
Cleco Corp.	75,000	3,428,250
Edison International	75,000	3,465,750
PPL Corp.	330,853	10,160,496
		17,054,496
Multi-Utilities—0.7%
CMS Energy Corp.	285,000	7,563,900
CenterPoint Energy, Inc.	281,000	6,583,830
		14,147,730
Total Common Stocks (Cost $494,135,470)		634,828,138
Preferred Stocks—0.7%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,595,627
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,140,000
M&T Capital Trust IV, 8.50% Cum., Non-Vtg.	8,124	212,036
PPL Corp. 8.75% Cv., Non-Vtg.	147,000	7,766,010
Total Preferred Stocks (Cost $14,206,907)		13,713,673

	Principal Amount
Asset-Backed Securities—10.5%
Aircraft Lease Securitization Ltd., Series 2007-1A, Cl. G3, 0.429%, 5/10/32[2,4]	$ 25,367,033	24,479,187
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.438%, 6/15/32[2,4]	31,058,899	24,536,530
Series 2007-1A, Cl. G2, 0.448%, 6/15/32[2,4]	10,610,930	8,435,689
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[5]	636,783	639,233
Series 2012-3, Cl. A, 1.64%, 11/15/16[5]	324,338	324,278
Series 2012-3, Cl. C, 2.78%, 9/17/18[5]	325,000	324,970
Series 2013-2, Cl. B, 2.84%, 5/15/19[5]	1,663,000	1,670,913
AmeriCredit Automobile Receivables Trust:
Series 2010-1, Cl. D, 6.65%, 7/17/17	1,055,000	1,084,801
Series 2011-1, Cl. D, 4.26%, 2/8/17	430,000	448,447
Series 2011-2, Cl. D, 4.00%, 5/8/17	1,450,000	1,504,505
Series 2011-4, Cl. D, 4.08%, 9/8/17	2,355,000	2,475,823
Series 2011-5, Cl. D, 5.05%, 12/8/17	1,500,000	1,609,165
Series 2012-1, Cl. D, 4.72%, 3/8/18	1,685,000	1,788,030
Series 2012-2, Cl. B, 1.78%, 3/8/17	1,155,000	1,168,136
Series 2012-2, Cl. D, 3.38%, 4/9/18	2,345,000	2,435,368
Series 2012-4, Cl. D, 2.68%, 10/9/18	2,345,000	2,378,522
Series 2012-5, Cl. C, 1.69%, 11/8/18	940,000	941,319
Series 2012-5, Cl. D, 2.35%, 12/10/18	1,280,000	1,286,349
Series 2013-1, Cl. C, 1.57%, 1/8/19	1,610,000	1,600,228
Series 2013-1, Cl. D, 2.09%, 2/8/19	1,115,000	1,113,910
Series 2013-2, Cl. D, 2.42%, 5/8/19	1,815,000	1,813,143
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,250,000	1,267,374
Series 2013-4, Cl. D, 3.31%, 10/8/19	415,000	424,774
Series 2013-5, Cl. D, 2.86%, 12/8/19	645,000	647,513

3      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Blade Engine Securitization Ltd.:
Series 2006-1A, Cl. A1, 1.168%, 9/15/41[4]	$ 1,699,850	$ 1,240,891
Series 2006-1A, Cl. B, 3.168%, 9/15/41[2,4]	9,051,768	6,426,755
Series 2006-1AW, Cl. A1, 0.468%, 9/15/41[2,4]	23,438,451	16,875,685
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	1,105,000	1,106,022
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	725,000	714,584
Series 2013-4, Cl. D, 3.22%, 5/20/19	505,000	505,913
Carfinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[5]	504,608	503,720
Series 2013-2A, Cl. B, 3.15%, 8/15/19[5]	2,460,000	2,468,331
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[5]	199,572	207,114
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[5]	1,152,355	1,167,141
Series 2012-C, Cl. A, 1.82%, 12/16/19[5]	407,774	410,445
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[5]	890,000	897,431
Series 2012-2A, Cl. A, 1.52%, 3/16/20[5]	535,000	537,151
Series 2012-2A, Cl. B, 2.21%, 9/15/20[5]	270,000	272,040
Series 2013-1A, Cl. B, 1.83%, 4/15/21[5]	980,000	976,834
Series 2013-2A, Cl. B, 2.26%, 10/15/21[2]	1,200,000	1,201,100
DT Auto Owner Trust:
Series 2011-3A, Cl. C, 4.03%, 2/15/17[5]	895,560	897,372
Series 2012-1A, Cl. D, 4.94%, 7/16/18[5]	1,235,000	1,267,495
Series 2012-2A, Cl. D, 4.35%, 3/15/19[5]	2,915,000	2,979,228
Series 2013-1A, Cl. D, 3.74%, 5/15/20[5]	750,000	754,729
Series 2013-2A, Cl. D, 4.18%, 6/15/20[5]	1,960,000	1,979,703
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[5]	750,000	748,604
Series 2012-2A, Cl. C, 3.06%, 7/16/18[5]	185,000	183,926
Series 2013-2A, Cl. B, 3.09%, 7/16/18[5]	3,610,000	3,645,539
Series 2013-2A, Cl. C, 4.35%, 1/15/19[5]	1,845,000	1,870,535
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[5]	770,000	811,080
Series 2013-3A, Cl. B, 2.32%, 10/15/19[5]	1,840,000	1,844,886
Series 2013-3A, Cl. C, 2.91%, 1/15/20[5]	785,000	792,028
Series 2013-3A, Cl. D, 3.67%, 5/15/20[5]	580,000	570,615
Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	1,180,000	1,176,020
Ford Credit Floorplan Master Owner Trust A:
Series 2012-1, Cl. C, 1.668%, 1/15/16[4]	605,000	605,813
Series 2012-2, Cl. C, 2.86%, 1/15/19	1,490,000	1,539,559
Series 2013-3, Cl. D, 1.74%, 6/15/17	675,000	677,204
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[5]	435,937	434,269
Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.416%, 9/25/18[4,5]	1,790,000	1,790,946
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.656%, 6/25/35[4]	5,500,000	4,075,533
Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[5]	585,000	603,115
Raspro Trust, Series 2005-1A, Cl. G, 0.653%, 3/23/24[2,4]	954,617	892,567
Santander Drive Auto Receivables Trust:

4      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Series 2011-1, Cl. D, 4.01%, 2/15/17	$ 1,715,000	$ 1,788,720
Series 2011-S2A, Cl. D, 3.35%, 6/15/17[2]	123,199	123,445
Series 2012-1, Cl. C, 3.78%, 11/15/17	180,000	186,660
Series 2012-2, Cl. C, 3.20%, 2/15/18	3,010,000	3,101,048
Series 2012-2, Cl. D, 3.87%, 2/15/18	1,875,000	1,971,078
Series 2012-3, Cl. C, 3.01%, 4/16/18	1,160,000	1,197,234
Series 2012-4, Cl. C, 2.94%, 12/15/17	730,000	755,232
Series 2012-4, Cl. D, 3.50%, 6/15/18	2,785,000	2,920,765
Series 2012-5, Cl. C, 2.70%, 8/15/18	1,210,000	1,246,826
Series 2012-5, Cl. D, 3.30%, 9/17/18	3,110,000	3,221,767
Series 2012-6, Cl. B, 1.33%, 5/15/17	2,035,000	2,043,005
Series 2012-6, Cl. D, 2.52%, 9/17/18	3,340,000	3,366,889
Series 2012-AA, Cl. D, 2.46%, 12/17/18[5]	3,565,000	3,577,312
Series 2013-1, Cl. C, 1.76%, 1/15/19	2,070,000	2,061,758
Series 2013-1, Cl. D, 2.27%, 1/15/19	895,000	891,030
Series 2013-2, Cl. D, 2.57%, 3/15/19	1,260,000	1,263,890
Series 2013-3, Cl. C, 1.81%, 4/15/19	3,650,000	3,646,144
Series 2013-3, Cl. D, 2.42%, 4/15/19	905,000	902,107
Series 2013-4, Cl. D, 3.92%, 1/15/20	495,000	518,317
Series 2013-5, Cl. D, 2.73%, 10/15/19	1,560,000	1,561,635
Series 2013-A, Cl. C, 3.12%, 10/15/19[5]	3,535,000	3,652,993
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[5]	164,279	164,585
Series 2012-1A, Cl. C, 4.38%, 6/15/17[5]	715,000	733,138
Series 2013-1A, Cl. B, 2.09%, 7/16/18[5]	540,000	539,676
Series 2013-1A, Cl. C, 3.07%, 8/15/18[5]	600,000	598,792
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.486%, 5/25/37[4,5]	10,000,000	8,608,030
United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[5]	178,060	178,060
Series 2012-1, Cl. B, 1.87%, 9/15/15[5]	910,000	910,068
Series 2012-1, Cl. C, 2.52%, 3/15/16[5]	660,000	660,031
Series 2012-1, Cl. D, 3.12%, 3/15/18[5]	565,000	565,066
Series 2013-1, Cl. B, 1.74%, 4/15/16[5]	975,000	974,454
Series 2013-1, Cl. C, 2.22%, 12/15/17[5]	620,000	619,644
Series 2013-1, Cl. D, 2.90%, 12/15/17[5]	110,000	109,939
Total Asset-Backed Securities (Cost $202,253,806)		204,709,468

Mortgage-Backed Obligations—19.8%
Government Agency—14.3%
FHLMC/FNMA/FHLB/Sponsored—14.3%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19[6]	1,189,275	1,262,471
5.00%, 12/1/34	89,259	97,099
6.00%, 5/1/18	379,931	400,999
6.50%, 7/1/28-4/1/34	255,779	287,831
7.00%, 10/1/31	305,301	358,697
8.00%, 4/1/16	42,688	44,496
9.00%, 8/1/22-5/1/25	25,644	28,781
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 15.48%, 4/1/27[7]	199,446	47,842

5      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Series 192, Cl. IO, 11.98%, 2/1/28[7]	$ 60,715	$ 10,727
Series 243, Cl. 6, 0.00%, 12/15/32[7,8]	227,629	34,532
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.68%, 6/1/26[9]	65,662	62,512
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034, Cl. Z, 6.50%, 2/15/28	138,387	156,706
Series 2043, Cl. ZP, 6.50%, 4/15/28	632,408	723,283
Series 2053, Cl. Z, 6.50%, 4/15/28	147,024	166,535
Series 2279, Cl. PK, 6.50%, 1/15/31	258,160	291,070
Series 2326, Cl. ZP, 6.50%, 6/15/31	117,399	134,151
Series 2426, Cl. BG, 6.00%, 3/15/17	542,600	575,537
Series 2427, Cl. ZM, 6.50%, 3/1/32	454,672	514,464
Series 2461, Cl. PZ, 6.50%, 6/1/32	671,306	765,926
Series 2500, Cl. FD, 0.668%, 3/15/32[4]	80,524	81,009
Series 2526, Cl. FE, 0.568%, 6/15/29[4]	88,638	88,818
Series 2538, Cl. F, 0.768%, 12/15/32[4]	572,412	576,380
Series 2551, Cl. FD, 0.568%, 1/15/33[4]	57,204	57,332
Series 2626, Cl. TB, 5.00%, 6/15/33	885,274	966,109
Series 2707, Cl. QE, 4.50%, 11/15/18	1,136,034	1,209,700
Series 3025, Cl. SJ, 24.135%, 8/15/35[4]	83,779	131,115
Series 3030, Cl. FL, 0.568%, 9/15/35[4]	1,149,627	1,149,163
Series 3822, Cl. JA, 5.00%, 6/1/40	591,484	624,473
Series 3848, Cl. WL, 4.00%, 4/1/40	1,222,170	1,311,044
Series 4221, Cl. HJ, 1.50%, 7/15/23	2,099,914	2,101,193
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 53.59%, 3/15/29[7]	180,623	34,171
Series 2796, Cl. SD, 54.05%, 7/15/26[7]	252,532	44,084
Series 2802, Cl. AS, 0.00%, 4/15/33[7,8]	43,138	713
Series 2815, Cl. PT, 17.64%, 11/15/32[7]	3,467,509	362,843
Series 2920, Cl. S, 50.93%, 1/15/35[7]	1,392,274	229,345
Series 2922, Cl. SE, 7.97%, 2/15/35[7]	342,363	56,740
Series 2937, Cl. SY, 20.90%, 2/15/35[7]	4,841,018	758,975
Series 3201, Cl. SG, 8.33%, 8/15/36[7]	1,245,908	222,270
Series 3397, Cl. GS, 12.93%, 12/15/37[7]	746,959	135,366
Series 3424, Cl. EI, 0.00%, 4/15/38[7,8]	483,531	51,072
Series 3450, Cl. BI, 12.62%, 5/15/38[7]	1,740,784	250,350
Series 3606, Cl. SN, 6.10%, 12/15/39[7]	741,050	125,259
Federal National Mortgage Assn. Pool:
2.50%, 12/1/28[10]	12,750,000	12,735,557
3.00%, 12/1/26[10]	25,120,000	25,893,226
3.50%, 12/25/28-12/15/43[10]	67,775,000	69,163,379
4.00%, 12/1/26-12/1/43[10]	49,470,000	51,699,241
4.50%, 12/1/28-12/1/42[10]	30,370,000	32,403,130
5.00%, 12/1/41[10]	3,305,000	3,593,414
5.50%, 2/1/35-4/1/39	3,306,179	3,619,823
6.00%, 12/1/41[10]	6,075,000	6,695,553
6.50%, 5/1/17-11/1/31	1,434,697	1,570,580
7.00%, 11/1/17-7/1/35	177,835	193,173
7.50%, 1/1/33-3/1/33	3,255,250	3,740,553
8.50%, 7/1/32	10,682	12,493

6      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 25.62%, 6/1/23[7]	$ 446,059	$ 88,297
Series 252, Cl. 2, 41.88%, 11/1/23[7]	403,889	87,099
Series 303, Cl. IO, 33.30%, 11/1/29[7]	160,227	43,186
Series 308, Cl. 2, 26.66%, 9/1/30[7]	385,443	97,892
Series 320, Cl. 2, 10.01%, 4/1/32[7]	1,434,900	357,998
Series 321, Cl. 2, 2.45%, 4/1/32[7]	1,120,242	207,777
Series 331, Cl. 9, 0.00%, 2/1/33[7,8]	398,205	88,468
Series 334, Cl. 17, 5.39%, 2/1/33[7]	236,805	52,877
Series 339, Cl. 12, 0.00%, 6/25/33[7,8]	861,077	149,449
Series 339, Cl. 7, 0.00%, 8/1/33[7,8]	1,025,205	177,367
Series 343, Cl. 13, 0.00%, 9/1/33[7,8]	805,444	146,121
Series 343, Cl. 18, 0.00%, 5/1/34[7,8]	243,283	45,143
Series 345, Cl. 9, 0.00%, 1/1/34[7,8]	357,886	61,271
Series 351, Cl. 10, 0.00%, 4/1/34[7,8]	284,832	48,111
Series 351, Cl. 8, 0.00%, 4/1/34[7,8]	471,223	80,076
Series 356, Cl. 10, 0.00%, 6/1/35[7,8]	348,409	58,407
Series 356, Cl. 12, 0.00%, 2/1/35[7,8]	171,428	28,522
Series 362, Cl. 13, 0.00%, 8/1/35[7,8]	604,970	102,064
Series 364, Cl. 16, 0.00%, 9/1/35[7,8]	697,708	119,293
Series 365, Cl. 16, 0.00%, 3/1/36[7,8]	1,858,818	287,497
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87, Cl. Z, 6.50%, 6/25/23	386,931	438,179
Series 1998-61, Cl. PL, 6.00%, 11/25/28	186,300	208,691
Series 1999-54, Cl. LH, 6.50%, 11/25/29	304,497	342,219
Series 2001-51, Cl. OD, 6.50%, 10/25/31	551,111	616,217
Series 2003-130, Cl. CS, 13.768%, 12/25/33[4]	353,275	429,951
Series 2003-28, Cl. KG, 5.50%, 4/25/23	2,334,400	2,580,794
Series 2004-101, Cl. BG, 5.00%, 1/25/20	1,032,897	1,084,686
Series 2004-25, Cl. PC, 5.50%, 1/25/34	610,348	656,586
Series 2005-19, Cl. SA, 46.23%, 3/25/35[7]	3,411,629	793,481
Series 2005-104, Cl. MC, 5.50%, 12/25/25	4,945,388	5,477,386
Series 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,613,262
Series 2005-69, Cl. LE, 5.50%, 11/25/33	2,119	2,119
Series 2005-73, Cl. DF, 0.416%, 8/25/35[4]	2,853,200	2,853,173
Series 2006-11, Cl. PS, 23.958%, 3/25/36[4]	249,899	388,037
Series 2006-46, Cl. SW, 23.591%, 6/25/36[4]	207,334	319,798
Series 2006-50, Cl. KS, 23.591%, 6/25/36[4]	426,178	666,431
Series 2006-50, Cl. SK, 23.591%, 6/25/36[4]	63,911	99,931
Series 2007-109, Cl. NF, 0.716%, 12/25/37[4]	1,184,619	1,195,636
Series 2008-14, Cl. BA, 4.25%, 3/25/23	608,380	644,161
Series 2009-36, Cl. FA, 1.106%, 6/25/37[4]	815,122	823,285
Series 2009-37, Cl. HA, 4.00%, 4/25/19	1,277,044	1,345,503
Series 2009-70, Cl. TL, 4.00%, 8/25/19	4,236,448	4,464,483
Series 2010-43, Cl. KG, 3.00%, 1/25/21	1,079,241	1,119,791
Series 2011-15, Cl. DA, 4.00%, 3/25/41	442,947	470,641
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,461,113	1,604,030
Series 2011-82, Cl. AD, 4.00%, 8/25/26	2,237,044	2,368,018
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:

7      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Series 2001-15, Cl. SA, 55.06%, 3/17/31[7]	$ 180,833	$ 31,480
Series 2001-65, Cl. S, 22.69%, 11/25/31[7]	388,080	74,573
Series 2001-81, Cl. S, 22.68%, 1/25/32[7]	99,604	22,007
Series 2002-47, Cl. NS, 29.41%, 4/25/32[7]	243,661	49,680
Series 2002-51, Cl. S, 29.59%, 8/25/32[7]	223,714	45,034
Series 2002-52, Cl. SD, 33.89%, 9/25/32[7]	303,457	62,079
Series 2002-60, Cl. SM, 24.67%, 8/25/32[7]	334,738	61,046
Series 2002-7, Cl. SK, 21.74%, 1/25/32[7]	102,300	20,127
Series 2002-75, Cl. SA, 26.47%, 11/25/32[7]	478,172	94,172
Series 2002-77, Cl. BS, 23.12%, 12/18/32[7]	207,072	42,725
Series 2002-77, Cl. SH, 35.58%, 12/18/32[7]	153,350	32,608
Series 2002-89, Cl. S, 45.99%, 1/25/33[7]	734,858	155,184
Series 2002-9, Cl. MS, 24.12%, 3/25/32[7]	135,145	25,315
Series 2002-90, Cl. SN, 25.56%, 8/25/32[7]	172,369	29,169
Series 2002-90, Cl. SY, 31.05%, 9/25/32[7]	82,899	13,876
Series 2003-33, Cl. SP, 24.12%, 5/25/33[7]	440,936	96,245
Series 2003-46, Cl. IH, 0.00%, 6/25/23[7,11]	904,052	113,185
Series 2004-54, Cl. DS, 38.54%, 11/25/30[7]	277,734	47,668
Series 2004-56, Cl. SE, 10.25%, 10/25/33[7]	613,687	106,238
Series 2005-12, Cl. SC, 10.59%, 3/25/35[7]	171,435	40,796
Series 2005-40, Cl. SA, 47.38%, 5/25/35[7]	766,594	135,610
Series 2005-52, Cl. JH, 8.73%, 5/25/35[7]	1,739,773	309,412
Series 2005-6, Cl. SE, 55.17%, 2/25/35[7]	1,183,489	183,630
Series 2005-93, Cl. SI, 13.87%, 10/25/35[7]	985,071	161,849
Series 2008-55, Cl. SA, 0.00%, 7/25/38[7,8]	796,351	131,854
Series 2009-8, Cl. BS, 0.00%, 2/25/24[7,8]	1,028,474	95,346
Series 2012-40, Cl. PI, 3.13%, 4/25/41[7]	5,225,223	995,846
Series 2639, Cl. SA, 0.00%, 7/15/22[7,8]	222,317	6,361
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.23%, 9/25/23[9]	173,515	159,687
		266,127,511

GNMA/Guaranteed—0.7%
Government National Mortgage Assn. I Pool:
3.50%, 12/15/42[10]	10,795,000	11,011,743
8.50%, 8/15/17-12/15/17	31,195	33,100
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 60.06%, 2/16/32[7]	372,883	65,833
Series 2002-41, Cl. GS, 55.51%, 6/16/32[7]	203,455	38,814
Series 2002-76, Cl. SY, 54.23%, 12/16/26[7]	960,766	179,205
Series 2007-17, Cl. AI, 13.64%, 4/16/37[7]	2,773,837	478,674
Series 2011-52, Cl. HS, 8.63%, 4/16/41[7]	3,196,313	569,693
		12,377,062
Non-Agency—5.5%
Commercial—3.0%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	1,890,000	2,027,139
Series 2006-6, Cl. AM, 5.39%, 10/10/45	1,490,000	1,628,419

8      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2005-9, Cl. A1, 2.43%, 10/25/35[4]	$ 817,644	$ 806,356
Series 2007-4, Cl. 22A1, 5.108%, 6/25/47[4]	1,053,787	951,360
CD Commercial Mortgage Trust:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	15,210	15,236
Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[4]	1,500,000	1,566,908
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.132%, 12/1/49[4]	1,560,000	1,751,524
Series 20113-GCJ11, 4.607%, 4/10/46[5]	675,000	591,148
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[4,5]	180,000	163,394
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[4,5]	280,000	245,606
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[4,5]	735,000	624,813
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[5,7]	13,406,036	561,787
Series 2012-CR5, Cl. XA, 3.04%, 12/10/45[7]	6,090,660	655,620
Countrywide Alternative Loan Trust, Series 2006-J2, Cl. A7, 6.00%, 4/25/36	156,838	142,139
Countrywide Home Loans, Series 2007-J3, Cl. A9, 6.00%, 7/1/37	601,530	496,670
Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	2,088,112	1,623,445
Series 2006-C1, Cl. AJ, 5.465%, 2/15/39[4]	1,000,000	1,067,086
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[4]	1,600,000	1,693,202
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[4,5]	260,000	258,470
EverBank Mortgage Loan Trust, Series 2013-1, Cl. A1, 2.25%, 3/25/43[4,5]	3,198,672	2,895,291
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA8, Cl. 1A6, 0.816%, 11/25/35[4]	1,119,709	851,423
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	113,550	100,491
Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	192,571	143,457
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[4]	1,305,769	1,096,472
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[4,5]	350,000	299,047
Series 2013-K26, Cl. C, 3.60%, 12/25/45[4,5]	255,000	216,801
Series 2013-K27, Cl. C, 3.497%, 1/25/46[4,5]	400,000	337,817
Series 2013-K28, Cl. C, 3.494%, 6/25/46[4,5]	420,000	348,024
Series 2013-K712, Cl. C, 3.367%, 5/25/45[4,5]	650,000	591,207
GCCFC Commercial Mortgage Trust, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49[4]	2,785,000	3,084,459
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.311%, 11/10/45[4]	1,595,000	1,551,218
GS Mortgage Securities Trust, Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[5]	544,675	551,036
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.221%, 7/25/35[4]	757,406	751,910
IndyMac Index Mortgage Loan Trust, Series 2005-AR23, Cl. 6A1, 4.683%, 11/25/35[4]	1,507,631	1,259,808
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	1,750,000	1,722,631
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[4]	1,165,000	1,223,778
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	13,984	14,059
Series 2007-LDPX, Cl. A3S, 5.317%, 1/15/49	1,201,307	1,200,300
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[5]	571,843	574,570

9      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7.00%, 8/25/37	$ 1,685,581	$ 1,546,201
JPMorgan Re-Securitization Trust, Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[4,5]	1,410,074	1,085,822
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[4]	1,485,000	1,612,477
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[4,5]	545,000	493,926
Series 2013-C7, Cl. D, 4.304%, 2/15/46[4,5]	645,000	563,754
Series 2013-C8, Cl. D, 4.172%, 12/15/48[4,5]	485,000	414,722
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,740,000	2,996,219
Series 2007-IQ15, Cl. AM, 5.91%, 6/1/49[4]	1,700,000	1,851,105
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.065%, 11/26/36[2,4]	2,000,713	1,166,791
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10, Cl. 2A, 2.394%, 8/25/34[4]	1,197,066	1,164,541
Series 2006-4, Cl. 6A, 5.09%, 5/25/36[4]	393,244	332,601
Series 2007-6, Cl. 3A1, 4.701%, 7/25/37[4]	1,641,447	1,296,170
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.891%, 5/1/63[4,5]	240,000	214,831
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Cl. AM, 5.383%, 12/15/43	350,000	380,662
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.381%, 12/25/35[4]	830,187	767,150
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A6, 2.607%, 9/25/35[4]	1,438,017	1,362,964
Series 2006-AR7, Cl. 2A4, 2.616%, 5/1/36[4]	158,025	147,532
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	1,129,656	1,183,037
Series 2007-AR3, Cl. A4, 5.646%, 4/25/37[4]	58,859	56,442
Series 2007-AR8, Cl. A1, 5.917%, 11/25/37[4]	1,334,845	1,204,977
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[4,5]	280,000	246,399
Series 2012-C7, Cl. E, 4.848%, 6/15/45[4,5]	500,000	459,313
Series 2012-C8, Cl. E, 4.878%, 8/15/45[4,5]	545,000	507,247
Series 2013-C11, Cl. D, 4.184%, 3/15/45[4,5]	278,000	241,275
Series 2013-C15, Cl. D, 4.486%, 8/15/46[4,5]	625,000	543,848
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 1.39%, 3/15/44[5,7]	19,421,853	1,335,116
		58,859,243

Multifamily—0.2%
Citigroup Mortgage Loan Trust, Series 2006-AR3, Cl. 1A2A, 5.432%, 6/25/36[4]	975,337	898,755
Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	276,457	258,820
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	674,933	585,156
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	372,009	315,558
Countrywide Home Loan, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	1,459,110	1,278,287
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.713%, 5/1/37[4]	390,553	378,246
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.628%, 3/25/36[4]	614,895	609,168
		4,323,990

10      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential—2.3%
Asset Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.946%, 6/25/35[4]	$ 4,000,000	$ 3,362,020
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.813%, 2/1/51[4]	1,635,000	1,825,111
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	428,070	378,093
Series 2007-C, Cl. 1A4, 5.359%, 5/20/36[4]	413,237	398,571
Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	1,423,608	1,325,773
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.276%, 7/25/36[4]	811,998	791,098
Countrywide Alternative Loan Trust:
Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,465,357	1,282,321
Series 2005-J10, Cl. 1A17, 5.50%, 10/25/35	5,986,219	5,423,592
Series 2007-19, Cl. 1A34, 6.00%, 8/25/37	1,587,095	1,259,247
Countrywide Asset-Backed Certificates:
Series 2004-6, Cl. M5, 1.436%, 8/25/34[4]	1,448,259	1,221,278
Series 2005-16, Cl. 2AF2, 5.021%, 5/25/36[4]	293,039	289,001
Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	1,450,653	1,365,737
Series 2005-29, Cl. A1, 5.75%, 12/25/35	1,113,870	1,015,435
Series 2006-17, Cl. A2, 6.00%, 12/25/36	2,228,875	2,012,951
Series 2006-6, Cl. A3, 6.00%, 4/25/36	630,782	582,180
Series 2007-15, Cl. 1A29, 6.25%, 9/25/37	2,607,756	2,396,539
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[4]	21,440	20,714
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6.00%, 6/25/36	505,976	494,451
Home Equity Mortgage Trust:
Series 2005-HF1, Cl. A2B, 0.866%, 2/25/36[4]	663,886	625,426
Series 2005-HF1, Cl. A3B, 0.866%, 2/25/36[4]	500,033	471,065
JP Morgan Alternative Loan Trust, Series 2006-S4, Cl. A6, 5.71%, 12/1/36[4]	1,114,626	1,048,093
RAMP Trust, Series 2006-NC3, Cl. A3, 0.436%, 3/25/36[4]	16,698,000	13,319,711
Residential Asset Securitization Trust, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	426,376	386,296
WaMu Mortgage Pass-Through Certificates Trust:
Series 2006-AR18, Cl. 3A1, 4.202%, 1/1/37[4]	213,200	192,218
Series 2007-HY5, Cl. 3A1, 4.835%, 5/25/37[4]	950,349	912,428
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	1,184,013	1,084,867
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	766,909	791,330
Series 2006-AR14, Cl. 1A2, 5.584%, 10/1/36[4]	905,375	877,358
		45,152,904
Total Mortgage-Backed Obligations (Cost $371,662,806)		386,840,710

U.S. Government Obligations—1.0%
Federal Home Loan Mortgage Corp. Nts.:
0.875%, 10/14/16-3/7/18	7,034,000	7,037,190
1.375%, 5/1/20	2,126,000	2,028,240
2.375%, 1/13/22	3,075,000	2,993,513
Federal National Mortgage Assn. Nts.:
1.25%, 1/30/17	3,109,000	3,165,615

11      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
U.S. Government Obligations (Continued)
1.375%, 11/15/16	$ 2,801,000	$ 2,864,006
1.625%, 11/27/18	1,131,000	1,137,106
1.875%, 9/18/18	989,000	1,008,206
Total U.S. Government Obligations (Cost $20,274,452)		20,233,876

Non-Convertible Corporate Bonds and Notes—19.3%
Consumer Discretionary—1.8%
Auto Components—0.2%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	1,551,000	1,682,835
TRW Automotive, Inc., 4.50% Sr. Unsec. Nts., 3/1/21[5]	1,125,000	1,161,563
		2,844,398

Automobiles—0.4%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[5]	1,775,000	1,786,999
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	942,000	1,361,069
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	3,563,000	4,049,902
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[5]	586,000	597,720
General Motors Financial Co., Inc., 4.25% Sr. Unsec. Nts., 5/15/23[5]	1,457,000	1,391,435
		9,187,125

Hotels, Restaurants & Leisure—0.2%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	560,000	559,592
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16[10]	1,860,000	1,858,700
Starwood Hotels & Resorts Worldwide, Inc.: 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	944,000	1,156,378
7.375% Sr. Unsec. Nts., 11/15/15	638,000	711,130
		4,285,800

Household Durables—0.2%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	1,662,000	1,778,340
Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	1,835,000	1,867,113
		3,645,453

Media—0.4%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	995,000	1,393,296
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	1,129,000	1,041,639
Historic TW, Inc., 9.15% Debs., 2/1/23	201,000	271,019
Interpublic Group of Cos., Inc. (The), 6.25% Sr. Unsec. Nts., 11/15/14	1,043,000	1,092,542
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	1,657,000	1,590,720
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	619,000	686,561
WPP Finance 2010, 5.625% Sr. Unsec. Nts., 11/15/43[10]	596,000	584,497
		6,660,274

Multiline Retail—0.2%
Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	1,886,000	2,016,357
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	2,212,000	2,281,718
		4,298,075

12      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Specialty Retail—0.1%
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	$ 649,000	$ 661,750
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21	1,796,000	1,692,730
		2,354,480

Textiles, Apparel & Luxury Goods—0.1%
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,755,000	1,658,475
Consumer Staples—0.8%
Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,366,000	2,002,496
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21[10]	1,746,000	1,649,970
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[5]	1,522,000	1,573,947
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[5]	850,000	857,618
		6,084,031
Food & Staples Retailing—0.1%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	930,000	894,051
Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	371,000	381,178
Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	1,455,000	1,295,628
		2,570,857
Food Products—0.2%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	1,412,000	1,498,625
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	208,000	211,439
8.50% Sr. Unsec. Nts., 6/15/19	1,120,000	1,396,966
		3,107,030
Personal Products—0.1%
Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	1,868,000	1,840,447
Tobacco—0.1%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	913,000	1,425,859
Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	1,040,000	959,867
		2,385,726
Energy—2.9%
Energy Equipment & Services—0.3%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	1,983,000	2,117,414
Noble Holding International Ltd., 7.375% Sr. Unsec. Nts., 3/15/14	1,388,000	1,413,078
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	1,300,000	1,333,199
Weatherford International Ltd. Bermuda, 4.50% Sr. Unsec. Unsub. Nts., 4/15/22	925,000	936,207
		5,799,898
Oil, Gas & Consumable Fuels—2.6%
Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts., 3/15/40	634,000	720,194
7.625% Sr. Unsec. Nts., 3/15/14	1,186,000	1,209,036
Buckeye Partners LP, 4.15% Sr. Unsec. Nts., 7/1/23	1,010,000	981,077
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[5]	770,000	786,818
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	1,590,000	1,685,400
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	605,000	519,607
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	1,892,000	1,882,540

13      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	$ 2,113,000	$ 2,429,018
DCP Midstream LLC:
5.375% Sr. Unsec. Nts., 10/15/15[5]	1,290,000	1,379,109
5.85% Jr. Sub. Nts., 5/21/43[4,5]	1,796,000	1,677,015
DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	1,575,000	1,589,512
3.875% Sr. Unsec. Nts., 3/15/23	907,000	846,562
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	1,201,000	1,257,305
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	779,000	795,513
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	471,000	488,446
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	465,000	495,326
8.50% Sr. Unsec. Nts., 4/15/14	1,180,000	1,211,515
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	14,000,000	15,260,000
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[5]	1,633,000	1,661,605
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	1,668,000	1,786,845
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[5]	1,466,000	1,521,898
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[5]	1,712,000	1,716,280
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	939,000	940,830
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	1,078,000	1,128,876
4.75% Sr. Unsec. Nts., 3/15/24	888,000	922,382
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21[5]	1,800,000	1,863,000
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	928,000	841,068
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[5]	1,390,000	1,471,425
		49,068,202
Financials—8.4%
Capital Markets—1.4%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[5]	2,385,000	2,825,309
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[5]	857,000	816,712
Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[4]	1,801,000	1,647,355
Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	1,710,000	1,743,959
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[3,4]	5,993,000	4,404,855
Goldman Sachs Group, Inc. (The), 2.90% Sr. Unsec. Nts., 7/19/18	3,164,000	3,249,979
Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	1,180,000	1,181,091
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[5]	2,772,000	3,074,079
Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[3,4]	6,000,000	4,830,000
Morgan Stanley:
5.00% Sub. Nts., 11/24/25	1,853,000	1,857,714
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,157,803
Northern Trust Corp., 3.95% Sub. Nts., 10/30/25	705,000	696,318
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,548,044
		29,033,218
Commercial Banks—3.2%
Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	1,582,000	1,660,690
Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	1,704,000	1,810,924
BPCE SA, 5.70% Sub. Nts., 10/22/23[5]	1,808,000	1,868,568
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[5]	1,775,000	1,956,938
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[3,4,5]	2,867,000	2,881,335

14      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Fifth Third Capital Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37[4]	$ 3,032,000	$ 3,039,580
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	4,460,000	4,649,550
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[5]	2,662,000	2,996,073
PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds, Series R3,4	1,827,000	1,639,733
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[3,4,5]	2,765,000	2,875,600
Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	298,750
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,4	1,900,000	1,828,750
Santander Holdings USA, Inc., 3.45% Sr. Unsec. Nts., 8/27/18	637,000	660,152
Santander UK plc, 5% Sub. Nts., 11/7/23[5]	1,460,000	1,462,146
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[3,4,5]	1,705,000	1,779,493
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[3,4]	11,000,000	10,291,600
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,4	19,297,000	21,757,368
		63,457,250
Consumer Finance—0.2%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	1,757,000	1,851,439
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	2,031,000	1,954,604
National Rural Utilities Cooperative Finance Corp., 4.75% Sr. Unsec. Sub. Nts., 4/30/43[4]	941,000	878,659
		4,684,702
Diversified Financial Services—1.0%
ABN AMRO Bank NV, 2.50% Sr. Unsec. Nts., 10/30/18[5]	2,927,000	2,948,595
Citigroup, Inc., 6.675% Sub. Nts., 9/13/43	1,565,000	1,755,313
ING Bank NV, 5.80% Sub. Nts., 9/25/23[5]	1,435,000	1,497,988
ING US, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	1,880,000	1,832,906
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[3,4]	4,500,000	4,977,157
Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	2,538,000	2,562,601
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	1,438,000	1,828,546
		17,403,106
Insurance—2.2%
Allstate Corp. (The), 5.75% Sub. Nts., 8/15/53[4]	1,760,000	1,789,700
Aon plc, 4% Sr. Unsec. Nts., 11/27/23[10]	2,958,000	2,964,913
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	1,671,000	1,894,784
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	851,000	977,733
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[5]	1,485,000	1,491,668
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[5]	1,490,000	1,559,348
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[5]	1,436,000	1,410,446
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[4]	3,080,000	3,080,000
Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	356,000	366,168
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	10,000,000	14,875,000
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[4]	1,281,000	1,232,963
QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[5,10]	2,089,000	2,048,394
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,4,5]	2,955,000	3,147,075
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[4,5]	1,743,000	1,860,652
		38,698,844

15      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—0.4%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	$ 861,000	$ 912,796
7.00% Sr. Unsec. Nts., 10/15/17	1,409,000	1,641,809
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	645,000	633,712
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	1,497,000	1,536,611
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	1,207,000	1,133,521
National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	1,115,000	1,145,908
		7,004,357
Health Care—0.4%
Biotechnology—0.2%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	2,031,000	1,928,386
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	920,000	1,024,996
		2,953,382
Health Care Equipment & Supplies—0.1%
Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	1,751,000	1,748,503

Health Care Providers & Services—0.0%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	854,000	963,580

Pharmaceuticals—0.1%
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	1,656,000	1,730,835
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[5]	813,000	809,158
Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	604,000	602,978
		3,142,971
Industrials—0.9%
Aerospace & Defense—0.2%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	1,652,000	1,701,560
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,584,000	1,734,480
		3,436,040
Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,974,000	1,915,974

Commercial Services & Supplies—0.1%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	1,786,000	1,844,045

Industrial Conglomerates—0.1%
General Electric Capital Corp., 5.25% Jr. Sub. Perpetual Bonds[3,4]	1,865,000	1,767,087

Machinery—0.1%
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[5]	2,404,000	2,381,438

Professional Services—0.1%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	1,805,000	1,764,387

Road & Rail—0.1%
Kansas City Southern Railway Co., 4.30% Sr. Unsec. Nts., 5/15/43[5]	696,000	617,324
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 7/11/14[5]	1,660,000	1,676,127

16      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Road & Rail (Continued)
4.25% Sr. Unsec. Nts., 1/17/23[5]	$ 865,000	$ 844,425
		3,137,876
Trading Companies & Distributors—0.1%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	1,638,000	1,773,135
Information Technology—0.5%
Computers & Peripherals—0.2%
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	2,988,000	3,075,988
4.75% Sr. Unsec. Nts., 6/2/14	875,000	892,340
		3,968,328

Electronic Equipment, Instruments, & Components—0.2%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	449,000	465,550
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	2,032,000	2,119,646
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	2,120,000	2,128,217
		4,713,413
IT Services—0.0%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	855,000	785,824
Office Electronics—0.1%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	1,708,000	1,775,387
Materials—1.4%
Chemicals—0.1%
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	558,000	563,794
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	1,750,000	1,806,875
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	912,000	849,030
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	1,032,000	900,373
		4,120,072
Construction Materials—0.1%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	1,748,000	1,855,425

Containers & Packaging—0.3%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	1,562,000	1,694,770
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	1,393,000	1,410,268
Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	1,712,000	1,707,056
		4,812,094
Metals & Mining—0.5%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	1,091,000	1,138,323
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	845,000	764,859
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	578,641
Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	1,590,000	1,611,220
Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	1,800,000	1,813,901
3.875% Sr. Unsec. Nts., 3/15/23	1,795,000	1,688,253
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,190,000	1,252,127
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	1,317,000	1,426,836
		10,274,160

17      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Paper & Forest Products—0.4%
Appvion, Inc., 9% Sec. Nts., 6/1/20[5,10]	$ 5,000,000	$ 4,900,000
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[5]	1,332,000	1,297,527
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	660,000	714,263
		6,911,790
Telecommunication Services—1.8%
Diversified Telecommunication Services—0.7%
AT&T, Inc., 6.30% Sr. Unsec. Unsub. Nts., 1/15/38	695,000	753,976
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,076,000	1,601,556
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,551,000	1,783,650
Koninklijke KPN NV, 7% Sr. Sub. Nts., 3/28/73[4,5]	1,700,000	1,749,227
MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[5]	1,730,000	1,805,688
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,100,000	1,059,626
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,079,000	1,178,280
Verizon Communications, Inc.:
6.40% Sr. Unsec. Nts., 2/15/38	859,000	956,636
6.55% Sr. Unsec. Nts., 9/15/43	2,664,000	3,040,881
		13,929,520
Wireless Telecommunication Services—1.1%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	1,368,000	1,148,056
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	946,000	892,998
Clearwire Communications LLC/Clearwire Finance, Inc., 12% Sr. Sec. Nts., 12/1/15[5]	19,000,000	19,605,625
Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43	554,000	473,823
		22,120,502
Utilities—0.4%
Electric Utilities—0.3%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	1,896,000	2,013,539
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	938,000	910,443
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	791,000	780,421
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[5]	888,000	895,745
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,293,000	1,233,143
PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[5]	1,685,000	1,818,622
		7,651,913
Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	1,575,000	1,577,320

Multi-Utilities—0.0%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	661,000	723,552
Total Non-Convertible Corporate Bonds and Notes (Cost $368,703,462)		378,119,466

Convertible Corporate Bonds and Notes—1.9%
Amylin Pharmaceuticals LLC, 3% Cv. Sr. Unsec. Nts., 6/15/14	13,000,000	13,448,110
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[5]	13,500,000	15,508,125
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	4,925,000	5,260,516

18      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Convertible Corporate Bonds and Notes (Continued)
SEACOR Holdings, Inc.:
2.50% Cv. Sr. Unsec. Unsub. Nts., 12/15/27[5]	$ 1,000,000	$ 1,250,625
3.00% Cv. Sr. Unsec. Nts., 11/15/28[5]	666,000	668,497
Total Convertible Corporate Bonds and Notes (Cost $34,565,673)		36,135,873

Corporate Loans—2.0%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B:
5.75%, 6/28/19	17,910,000	18,033,132
6.75%, 6/28/19	45,000	45,309
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C2, 2.249%, 10/31/16[10]	9,975,000	10,106,959
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4%, 4/23/20[10]	9,975,000	10,012,406
Total Corporate Loans (Cost $37,784,973)		38,197,806

Event-Linked Bonds—0.2%

Calypso Capital Ltd. Catastrophe Linked Nts., 3.735%, 1/10/14[4,5]	2,041,000	2,760,221

Foundation Re III Ltd. Catastrophe Linked Nts., 5.75%, 2/3/14[4,5]	2,100,000	2,115,120

Total Event-Linked Bonds (Cost $4,936,116)		4,875,341

Structured Securities—0.8%
Goldman Sachs Group, Inc. (The), Juniper Networks, Inc. Equity Linked Nts.,
12/26/13[1,5]	404,000	8,220,066
Goldman Sachs Group, Inc. (The), United Continental Holdings, Inc. Equity Linked
Nts., 12/26/13[1,5]	238,100	8,284,522
Total Structured Securities (Cost $15,300,344)		16,504,588

		Exercise Price	Expiration Date	Contracts
Exchange-Traded Options Purchased—0.2%
S&P 500
Index
Call[1]	USD	1850.000	2/22/14 USD	1,000	2,137,000
S&P 500
Index
Call[1]	USD	1820.000	1/18/14 USD	300	658,500
S&P 500
Index
Call[1]	USD	1740.000	12/21/13 USD	200	1,485,000
Total Exchange-Traded Options Purchased (Cost 2,652,553)					4,280,500

	Counterparty	Exercise Price	Expiration Date	Contracts
Over-the-Counter Option Purchased—0.0%
JPY
Currency
Put[1](Cost
$390,000)	JPM USD	120.000	5/27/14 USD	6,000,000,000	36,000

19      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased—0.5%
Interest Rate			Three-Month
Swap maturing			USD BBA
4/13/26 Call[1]	JPM	Receive	LIBOR	3.410%	4/11/16	USD	33,000	$2,321,503
Interest Rate			Three-Month
Swap maturing			USD BBA
4/27/26 Call[1]	JPM	Receive	LIBOR	3.373	4/25/16	USD	30,000	2,198,807
Interest Rate			Three-Month
Swap maturing			USD BBA
4/13/26 Call[1]	JPM	Receive	LIBOR	3.468	4/11/16	USD	33,000	2,231,135
Interest Rate			Three-Month
Swap maturing			USD BBA
2/28/27 Put[1]	JPM	Receive	LIBOR	4.500	2/24/17	USD	50,000	2,393,186
Interest Rate			Six-Month
Swap maturing			JPY BBA
1/25/26 Put[1]	GSCO	Receive	LIBOR	1.870	1/21/16	JPY	5,406,000	234,173

Total Over-the-Counter Swaptions Purchased (Cost $6,804,593)								9,378,804

							Shares

Investment Companies—22.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[12,13]							192,491,201	192,491,201

Oppenheimer Master Loan Fund, LLC[12]							13,905,007	195,559,930

Oppenheimer Ultra-Short Duration Fund, Cl. Y12							3,026,649	30,327,019

SPDR Gold Trust							121,000	14,604,700

Total Investment Companies (Cost $431,525,955)								432,982,850

Total Investments, at Value (Cost $2,005,197,110)							111.8%	2,180,837,093

Liabilities in Excess of Other Assets							(11.8)	(225,684,077)

Net Assets							100.0%	$1,955,153,016

Footnotes to Statement of Investments

*November 29, 2013 represents the last business day of the Fund’s reporting date. See accompanying Consolidated Notes.

1. Non-income producing security.

20      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

2. Restricted security. The aggregate value of restricted securities as of November 29, 2013 was $89,672,749, which represents 4.59% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Aircraft Lease Securitization Ltd., Series 2007-1A, Cl. G3, 0.429%, 5/10/32	5/14/13-7/19/13	$24,390,677	$24,479,187	$88,510
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.438%, 6/15/32	7/28/10-10/21/10	25,231,749	24,536,530	(695,219)
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.448%, 6/15/32	4/8/11	9,017,131	8,435,689	(581,442)
Blade Engine Securitization Ltd., Series 2006-1A, Cl. B, 3.168%, 9/15/41	4/19/13-5/29/13	5,885,321	6,426,755	541,434
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.468%, 9/15/41	11/10/09	17,470,389	16,875,685	(594,704)
Bond Street Holdings, Inc., Cl. A	11/4/09	5,700,000	4,275,000	(1,425,000)
Bond Street Holdings, Inc., Cl. B	11/4/09	1,800,000	1,260,000	(540,000)
Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	1,199,662	1,201,100	1,438
Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 2.065%, 11/26/36	10/24/12	985,978	1,166,791	180,813
Raspro Trust, Series 2005-1A, Cl. G, 0.653%, 3/23/24	6/11/13	876,365	892,567	16,202
Santander Drive Auto Receivables Trust, Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-4/9/13	123,399	123,445	46

		$92,680,671	$89,672,749	$(3,007,922)

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $218,245,656 or 11.16% of the Fund’s net assets as of November 29, 2013.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,262,471. See accompanying Consolidated Notes.

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,552,542 or 0.64% of the Fund’s net assets as of November 29, 2013.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $222,199 or 0.01% of the Fund’s net assets as of November 29, 2013.

10. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after November 29, 2013. See accompanying Consolidated Notes.

11. Less than 0.0005%.

21      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 29, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013	Gross Additions	Gross Reductions		Shares November 29, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	220,971,754	173,570,347	202,050,900		192,491,201
Oppenheimer Master Loan Fund, LLC	13,905,007	—	—		13,905,007
Oppenheimer Ultra-Short Duration Fund, Cl. Y	3,024,126	2,523	—		3,026,649

		Value	Income		Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$192,491,201	$48,030		$—
Oppenheimer Master Loan Fund, LLC		195,559,930	2,962,229	[a]	(1,053,128) [a]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		30,327,019	25,328		—

		$418,378,150	$3,035,587		$(1,053,128)

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

13. Rate shown is the 7-day yield as of November 29, 2013.

Forward Currency Exchange Contracts as of November 29, 2013
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO	01/2014	AUD	10,600	USD	9,987	$–	$368,173
GSCO	01/2014 - 02/2014	USD	19,897	AUD	21,200	662,045	–
GSCO	01/2014	USD	2,746	EUR	2,041	–	26,708
JPM	02/2014	USD	9,836	TRY	20,470	–	152,329
NOM	02/2014	USD	10,010	JPY	1,000,000	242,085	–
SST	01/2014	USD	13,498	EUR	10,000	–	87,985

Total Unrealized Appreciation and Depreciation						$904,130	$635,195

Futures Contracts as of November 29, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
Euro BTP	EUX	Sell	12/09/13	220	$(1,637,987)
S&P 500 Index	CME	Sell	12/26/13	27	(474,143)
U.S. Treasury Long Bonds	CBT	Buy	3/20/14	174	11,751
U.S. Treasury Nts., 10 yr.	CBT	Buy	3/20/14	69	(10,740)
U.S. Treasury Nts., 2 yr.	CBT	Sell	3/31/14	48	(1,890)
U.S. Treasury Nts., 5 yr.	CBT	Sell	3/31/14	497	(9,763)
U.S. Treasury Ultra Bonds	CBT	Buy	3/20/14	158	34,694

					$(2,088,078)

22      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Cleared Credit Default Swaps at November 29, 2013
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
iTraxx Europe Series 20 Version 1		Buy	1 .000	12/20/18	EUR	18,200	$178,691	$(298,829)

Over-the-Counter Credit Default Swaps at November 29, 2013
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.NA.IG.20	JPM	Sell	1 .000	6/20/18	USD	25,000	$(118,806)	$477,356

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$25,000,000	$-	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at November 29, 2013
Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date		Notional Amount	Value
Blackstone Group LP (The)	GSCO	Receive	Eight-Month USD BBA LIBOR plus 58 basis points	7/25/14	USD	9,270	$736,303

Glossary:

Counterparty Abbreviations

JPM	JPMorgan Chase Bank NA
GSCO	Goldman Sachs Group, Inc. (The)
NOM	Nomura Global Financial Products, Inc.
SST	State Street Bank

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
TRY	New Turkish Lira

Definitions

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
CDX.NA.IG20	CDX North America Investment Grade Index Series 20

Exchange Abbreviations

CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchange
EUX	European Stock Exchanges

23      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions.

The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

24      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of November 29, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$276,622,427
Sold securities	55,680,394

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

25      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Investment in Oppenheimer Capital Income Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Capital Income Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At November 29, 2013, the Fund owned 7,500 shares with a market value of $18,945,274.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

26      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

27      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation

28      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

29      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

The table below categorizes amounts as of November 29, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$82,591,599	$—	$—	$82,591,599
Consumer Staples	53,736,350	—	—	53,736,350
Energy	79,188,044	—	—	79,188,044
Financials	101,936,983	5,535,000	—	107,471,983
Health Care	75,021,222	—	—	75,021,222
Industrials	77,766,642	—	—	77,766,642
Information Technology	58,655,713	—	—	58,655,713
Materials	32,512,842	—	—	32,512,842
Telecommunication Services	36,681,517	—	—	36,681,517
Utilities	31,202,226	—	—	31,202,226
Preferred Stocks	5,735,627	7,978,046	—	13,713,673
Asset-Backed Securities	—	155,686,951	49,022,517	204,709,468
Mortgage-Backed Obligations	—	386,840,710	—	386,840,710
U.S. Government Obligations	—	20,233,876	—	20,233,876
Non-Convertible Corporate Bonds and Notes	—	378,119,466	—	378,119,466
Convertible Corporate Bonds and Notes	—	36,135,873	—	36,135,873
Corporate Loans	—	38,197,806	—	38,197,806
Event-Linked Bonds	—	4,875,341	—	4,875,341
Structured Securities	—	16,504,588	—	16,504,588
Exchange-Traded Option Purchased	4,280,500	—	—	4,280,500
Over-the-Counter Option Purchased	—	36,000	—	36,000
Over-the- Counter Interest Rate Swaptions Purchased	—	9,378,804	—	9,378,804
Investment Companies	237,422,920	195,559,930	—	432,982,850

Total Investments, at Value	$876,732,185	$1,255,082,391	$49,022,517	$2,180,837,093
Other Financial Instruments:
Foreign currency exchange contracts	$—	$904,130	$—	$904,130
Variation margin receivable	63,805	$—	—	63,805
Swaps, at value	—	$1,213,659	—	1,213,659

Total Assets	$876,795,990	$1,257,200,180	$49,022,517	$2,183,018,687

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(635,195)	$—	$(635,195)
Variation margin payable	(7,547)	—	—	(7,547)

Total Liabilities	$(7,547)	$(635,195)	$—	$(642,742)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

30      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

The table below shows the transfers between Level 2 and Level 1. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfer out of Level 2*	Transfer into Level 1*
Assets Table
Investments, at Value:
Corporate Bonds and Notes
Energy	$(5,921,428)	$5,921,428
Health Care	(4,864,259)	4,864,259

Total Assets	$(10,785,687)	$10,785,687

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase,

Risk Exposures and the Use of Derivative Instruments (Continued)

decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

31      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended November 29, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $10,811,421 and $71,107,510, respectively.

32      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended November 29, 2013, the Fund had an ending monthly average market value of $42,569,234 and $128,992,884 on futures contracts purchased and sold, respectively.

33      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended November 29, 2013, the Fund had an ending monthly average market value of $656,700 and $1,108,780 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of November 29, 2013, the Fund had no outstanding written options.

34      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized

35      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended November 29, 2013, the Fund had ending monthly average notional amounts of $17,322,930 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the period ended November 29, 2013, the Fund had ending monthly average notional amounts of $380,192 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

36      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the period ended November 29, 2013, the Fund had an ending monthly average market value of $9,738,380 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out

37      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of November 29, 2013, the Fund has required certain counterparties to post collateral of $10,590,472.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

38      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of November 29, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 29, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,010,050,070
Federal tax cost of other investments	160,815,425

Total federal tax cost	$2,170,865,495

Gross unrealized appreciation	$213,592,047
Gross unrealized depreciation	(43,918,387)

Net unrealized appreciation	$169,673,660

39      OPPENHEIMER CAPITAL INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/29/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/13/2014